GUARANTY

This GUARANTY dated as of May 18, 2007 (the “Guaranty”), is executed by Integrys Energy Group, Inc., a Wisconsin corporation (the “Guarantor”) to and for the benefit of Bank of America, N.A., in its capacity as administrative agent for the Banks (as defined below) (in such capacity, the “Administrative Agent”).

WHEREAS, Peoples Energy Corporation, an Illinois corporation (the “Borrower”) has obtained a revolving line of credit in the original amount of $400,000,000 pursuant to that certain Credit Agreement dated as of June 13, 2006 by and among the Borrower, the Administrative Agent and the other Banks party thereto (the “Banks”) as amended by that certain letter agreement effective as of March 6, 2007 by and between the Borrower and the Administrative Agent (the Credit Agreement as so amended is referred to herein as, the “Credit Agreement”);

WHEREAS, contemporaneously with the execution of this Guaranty, the Borrower and the Administrative Agent are entering into a First Amendment and Consent to Credit Agreement to provide for, among other things, the delivery of this Guaranty;

WHEREAS, the Borrower is a wholly owned subsidiary of the Guarantor and the extension of credit by the Banks is desirable to the conduct and operation of the business of the Borrower and will inure to the financial benefit of the Guarantor;

WHEREAS, the Administrative Agent has requested that Guarantor execute and deliver this Guaranty and the Guarantor has agreed to execute and deliver this Guaranty; and

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Credit Agreement.

2. Guaranty. Guarantor does hereby fully and unconditionally guaranty for the benefit of the Banks and the Administrative Agent (a) the due and punctual payment of all “Obligations” (as defined in the Credit Agreement) of Borrower, whether on the Termination Date or at any earlier or accelerated date or dates as provided in the Credit Documents or at any time hereafter made or granted, and the due and punctual performance in full of all other obligations of the Borrower under the Credit Documents (collectively, the “Guaranteed Obligations”) and (b) in case of any extension of time of payment or renewal of any of the Guaranteed Obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether on the Termination Date, by acceleration, or otherwise. In case of the failure of Borrower to punctually make any such payment of the Obligations, Guarantor hereby agrees to cause any such payment to be made promptly when and as the same shall become due and payable. This Guaranty constitutes a guaranty of payment and not of collection and shall not be impaired by the failure to endorse evidence of this Guaranty on any Credit Document.

Guarantor hereby agrees that its obligations under this Guaranty shall be as if it were principal debtor and not merely surety, and shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Note or any other Credit Document, any failure to enforce the provisions of any Note or any other Credit Document, or any waiver, modification or indulgence granted to Borrower with respect thereto, by any Bank or the Administrative Agent, or any other circumstance which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification, or indulgence shall, without the consent of Guarantor, increase the aggregate principal amount of the Revolving Credit Commitments (except any increase resulting from the Borrower’s exercise of the “Increase Option” as set forth in Section 2.1(b) of the Credit Agreement) or the interest rate thereon or increase any premium payable thereon.

3. Representations and Warranties. Guarantor represents and warrants to the Administrative Agent and the Banks as follows:

(a) Guarantor has the requisite power, authority, capacity and legal right to execute, deliver and perform this Guaranty and all other documents required to be executed and delivered in connection herewith. This Guaranty and all other documents required to be executed and delivered by Guarantor, when executed and delivered, will constitute legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with their terms subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting creditor’s rights and general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)  The execution, delivery and performance of this Guaranty by the Guarantor do not and will not (i) require the consent or approval of, any governmental body, agency or authority, or (ii) result in a breach of or constitute a default under, or result in the imposition of, any lien, charge or encumbrance upon any property of the Guarantor pursuant to (A) any of the Guarantor’s organizational documents or (B) any indenture or other agreement or instrument under which the Guarantor is a party or by which it or any of its properties may be bound or affected, other than, with respect to clause (ii)(B) above, those which are not reasonably expected to result in a material adverse effect on the Guarantor or its subsidiaries.

(c) As of the date of this Guaranty, there is not any litigation, arbitration, governmental or administrative proceedings, actions, examinations, claims or demands pending or, to the Guarantor’s knowledge, threatened against the Guarantor that would reasonably be expected to materially adversely affect performance by Guarantor of its obligations under this Guaranty;

(d) Guarantor has taken all necessary corporate action to ensure that the execution, delivery and performance of this Guaranty have been duly authorized; and

(e) The execution, delivery and performance of this Guaranty by Guarantor and compliance with the provisions hereof by Guarantor will not violate any provision of Guarantor’s Articles of Incorporation or By-laws.

4. Covenants and Agreements. Guarantor hereby acknowledges, covenants and agrees that:

(a) Guarantor shall be subrogated to all rights of any Banks and Administrative Agent against Borrower in respect of any amounts paid to such Bank or Administrative Agent by Guarantor pursuant to the provisions of this Guaranty; provided, however, that Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the Obligations have been paid in full.

(b)  This Guaranty shall continue in full force and effect until payment of the Obligations in full and the termination of all Commitments thereunder.

(c)  The Guarantor’s liability under this Guaranty shall in no way be modified, affected, impaired, reduced, released or discharged by: (i) any acceptance by the Administrative Agent or any Bank of any new or renewal Note or Notes, or of any security or collateral for, or other guarantors or obligors of, any of the Obligations; (ii) any compromise, settlement, surrender, release, discharge, renewal, refinancing, extension, alteration, exchange, sale, pledge or election by the Administrative Agent or any Bank with respect to the Obligations or any note by the Borrower, or with respect to any collateral under Section 1111 or any action taken under Section 364, or any other section of the United States Bankruptcy Code, now existing or hereafter amended, or other disposition of, or substitution for, or indulgence with respect to, or failure, neglect or omission to realize upon, or to enforce or exercise any liens or rights of appropriation or other rights of the Administrative Agent or any Bank with respect to, the Obligations or any security or collateral therefor or any claims against any person or persons primarily or secondarily liable thereon; (iii) any failure, neglect or omission to perfect, protect, secure or insure any of the foregoing security interests, liens, or encumbrances of the properties or interests in properties subject thereto; or (iv) any change in the Borrower’s name or the merger of the Borrower into another corporation or other entity or omission of any kind or at any time upon the part of any Bank or the Administrative Agent.

(d) No delay on the part of the Administrative Agent or the Banks in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent of any right or remedy shall preclude other or further exercise thereof, or the exercise of any other right or remedy. No modification, termination, discharge or waiver of any of the provisions hereof shall be binding upon the Administrative Agent, except as expressly set forth in a writing duly signed and delivered on behalf of the Administrative Agent.

(e) Should a claim (a “Repayment Claim”) be made upon the Administrative Agent or any Bank at any time for repayment of any amount received by the Administrative Agent or such Bank in payment of the Obligations, or any part thereof, whether received from the Borrower or the Guarantor pursuant hereto by reason of: (a) any judgment, decree or order of any court or administrative body having jurisdiction over the Administrative Agent or such Bank or any of their respective properties; or (b) any settlement or compromise of any such Repayment Claim effected by the Administrative Agent or such Bank, in its sole discretion, with the claimant (including the Borrower), the Guarantor shall remain liable to the Administrative Agent or such Bank for the amount so repaid to the same extent as if such amount had never originally been received by the Administrative Agent or such Bank, notwithstanding any termination hereof or the cancellation of any note or other instrument evidencing the Obligations.

(f) Guarantor shall aid and assist the Borrower in satisfying all of the Borrower’s obligations set forth in Sections 7.3 and 7.6 of the Credit Agreement and shall provide the Borrower with information sufficient to allow the Borrower to make the representations and warranties contained in Section 5.3 of the Credit Agreement to the extent such representations and warranties relate to the Guarantor.

5. Waivers. Guarantor hereby waives:

(a) diligence, presentment, demand of payment, filing of claims with a court in the event of a merger or bankruptcy of Borrower, any right to require a proceeding first against Borrower, protest or notice with respect to any Note or the indebtedness evidenced thereby, and all demands whatsoever, and covenants that this Guaranty will not be discharged with respect to any Note except by payment in full of the Obligations.

(b)  any and all defenses, claims and discharges of the Borrower pertaining to the Obligations, except the defense of discharge by payment in full of the Obligations and the termination of the Commitments thereunder.

6. Restrictions on Liens. After the date of this Guaranty and so long as this Guaranty remains effective, Guarantor will not pledge, mortgage, hypothecate or grant a security interest in, or permit any mortgage, pledge, security interest or other lien upon, any capital stock of any Guarantor Subsidiary now or hereafter directly or indirectly owned by Guarantor to secure any Indebtedness, without making effective provisions whereby the Obligations shall be (so long as such other Indebtedness shall be so secured) equally and ratably secured with any and all such other Indebtedness and any other indebtedness similarly entitled to be equally and ratably secured; provided, however, that this restriction shall not apply to nor prevent the creation or existence of (a) any mortgage, pledge, security interest, lien or encumbrance upon any such capital stock (i) created at the time of the acquisition of such capital stock by Guarantor or within one year after such time to secure all or a portion of the purchase price for such capital stock or (ii) existing thereon at the time of the acquisition thereof by Guarantor (whether or not the obligations secured thereby are assumed by Guarantor), or (b) any extension, renewal or refunding of any mortgage, pledge, security interest, lien or encumbrance described in clause (a) above on capital stock of any Guarantor Subsidiary theretofore subject thereto (or substantially the same capital stock) or any portion thereof.

In case Guarantor or any Guarantor Subsidiary shall propose to pledge, mortgage, hypothecate or grant a security interest in any capital stock of any Guarantor Subsidiary owned by Guarantor or such Guarantor Subsidiary to secure any Indebtedness, other than as permitted by clauses (a) and (b) in the preceding paragraph, Guarantor will prior thereto give written notice thereof to the Administrative Agent, and Guarantor will prior to or simultaneously with such pledge, mortgage, hypothecation or grant of security interest, in form satisfactory to the Administrative Agent, effectively cause the Obligations to be secured (for so long as other Indebtedness shall be secured) equally and ratably with such Indebtedness and with any other indebtedness for money borrowed similarly entitled to be equally and ratably secured.

For purposes of this Section 6, “Guarantor Subsidiary” means (i) any corporation of which more than 50% of the outstanding securities having ordinary voting power shall at the time be owned or controlled, directly or indirectly, by Guarantor or by one or more other Guarantor Subsidiaries or by Guarantor and one or more other Guarantor Subsidiaries, or (ii) any partnership, association, joint venture or similar business organization of which more than 50% of the ownership interests having ordinary voting power shall at the time be so owned or controlled.

7. Guarantor May Consolidate. Nothing contained in this Guaranty or any of the Credit Documents shall prevent any consolidation or merger of Guarantor with or into any other Person or Persons (whether or not affiliated with Guarantor), or successive consolidations or mergers in which Guarantor or its successor or successors shall be a party or parties, or shall prevent any conveyance or transfer of the properties and assets of Guarantor as an entirety or substantially as an entirety to any other Person (whether or not affiliated with Guarantor) lawfully entitled to acquire the same; provided, however, and Guarantor hereby covenants and agrees, that upon any such consolidation, merger, conveyance or transfer, (a) the obligations of Guarantor as set forth in this Guaranty shall be expressly assumed by an assumption agreement, in form reasonably satisfactory to the Administrative Agent, executed and delivered to the Administrative Agent by the Person (if other than Guarantor) formed by such consolidation, or into which Guarantor shall have been merged, or by the Person which shall have acquired such properties and assets and (b) Guarantor shall deliver to the Administrative Agent an officers’ certificate and an opinion of counsel, each stating that such consolidation, merger, conveyance or transfer and, if an assumption agreement is required in connection with such transaction, such assumption agreement, comply with this Section 7 and that all conditions precedent herein provided for relating to such transaction have been fulfilled.

Upon any consolidation of Guarantor with, or merger of Guarantor into, any other Person or any conveyance or transfer of the properties and assets of Guarantor as an entirety or substantially as an entirety in accordance with this Section 7, the successor Person formed by such consolidation or into which Guarantor is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and shall have all obligations and may exercise every right and power of, Guarantor under this Guaranty and the other Credit Documents with the same effect as if such successor Person had been named as Guarantor herein, and thereafter, in the case of a conveyance or transfer, the predecessor Person shall be relieved of all obligations and covenants under this Guaranty and the other Credit Documents.

8. Governing Law. This Guaranty shall be construed in accordance with and governed by the internal laws of the State of Illinois. Any legal action or proceeding with respect to this Guaranty shall be brought in the courts of the State of Illinois or of the United States for the Northern District of Illinois.

9. Successors and Assigns. Guarantor agrees that this Guaranty shall inure to the benefit of and may be enforced by the Administrative Agent, and any holder of the Notes and their respective successors and assigns, and shall be binding upon and enforceable against Guarantor and its respective successors and assigns. All references herein to the Borrower and to the Guarantor, respectively, shall be deemed to include any successors or assigns, whether immediate or remote, to such corporation.

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IN WITNESS WHEREOF, this Guaranty has been executed as of the date first above written.

GUARANTOR:

INTEGRYS ENERGY GROUP, INC.

By: /s/ Bradley A. Johnson
Name: Bradley A. Johnson
Title:  Vice President and Treasurer

Accepted and Agreed:

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ John P. Wofford
Name:  John P. Wofford
Title:  Vice President